Revenue Recognition - Schedule Of Future Minimum Lease Cash Flows To Be Received Under ASC 842 (Detail) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020
Lessor, Operating Lease, Payments, Fiscal Year Maturity [Abstract]
2021	$ 185,521	$ 626,292
2022	583,375	365,408
2023	365,488	210,101
2024	197,849	128,612
2025	89,895	65,563
2026 and beyond	47,564	75,371
Total	$ 1,469,692	$ 1,471,347